Commitments	12 Months Ended
Dec. 31, 2010
Commitments
Commitments
13.	COMMITMENTS:

Leases

In October 2003, we entered into a 10-year facility lease for space to house our Tualatin, Oregon based research and development, manufacturing and administration functions. This lease has one, five-year renewal option. We also lease office equipment under operating leases for periods up to five years and certain equipment under capital leases.

At December 31, 2010, future minimum payments under noncancellable operating and capital leases with terms in excess of one year were as follows:

For the year ending December 31,	Operating	Capital
2011	$425,603	$6,373
2012	449,239	—
2013	464,700	—
2014	402,892	—
2015	—	—

Thereafter	—	—

Total minimum lease payments	$1,742,434	6,373

Less amounts representing interest and maintenance fees		(200)

Present value of future minimum lease payments		$6,173

At December 31, 2010 and 2009, the gross amount of assets on our balance sheet under capital leases was $16,000 and $22,000, respectively. Lease expense for the years ended December 31, 2010 and 2009 totaled $424,000 and $421,000, respectively.

Our 2003 facility lease includes deferred rent related to leasehold improvements made by the landlord. In addition, in November 2008, we negotiated a $15,000 rent deferral for each of November 2008, December 2008 and January 2009 and, in March 2009, we entered into an agreement pursuant to which we deferred $12,000 of rent for each of February, March and April 2009. On July 8, 2009, we entered into another amendment to our lease agreement, effective June 30, 2009, pursuant to which we deferred $12,000 of rent for each of May and June 2009. Such agreements provided that amounts deferred, plus accrued interest at the rate of 9% per annum, shall be due within sixty (60) days upon the earlier to occur of (i) sale of all or substantially all of our assets or the acquisition or merger of Bioject or the occurrence of any other transaction identified in Section 4.15.4 of the original lease agreement, (ii) capital or equity raise of $3.0 million or more, (iii) the entering of a strategic partnership with up-front payments over $300,000, (iv) default by us under the lease; provided, that if none of the foregoing events have occurred by December 31, 2010, we shall commence paying back amounts deferred plus accrued interest in twelve (12) equal installments at the same time and in the same manner as base rent commencing on January 1, 2011 and on the first of each month thereafter until paid in full.

Unpaid deferred rent and accrued interest totaled $120,000 and $110,000 at December 31, 2010 and 2009, respectively, and was included as a component of current liabilities and other long-term liabilities, as appropriate, on our consolidated balance sheets. We were scheduled to begin repaying the deferred rent in January 2011 in twelve equal installments. However, in March 2011, we entered into an agreement with the landlord, which provides for further deferral. See Note 16 Subsequent Events.

Purchase Order Commitments

At December 31, 2010, we had open purchase order commitments totaling approximately $550,000 through 2011, primarily related to inventory purchases for firm customer orders. Of this amount, $18,000 related to capital equipment purchases for the benefit and ownership of a customer, which will reimburse us for costs incurred.